UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2021, Colfax Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which three proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2021. The final results for each proposal are set forth below:

Proposal 1- Election of Directors:

The Company’s stockholders elected eleven directors to the Company’s Board of Directors (to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified). The votes regarding this proposal were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Mitchell P. Rales	120,005,156	4,118,221	145,387	2,729,889
Matthew L. Trerotola	123,725,831	516,374	26,559	2,729,889
Patrick W. Allender	115,471,215	8,605,246	192,303	2,729,889
Thomas S. Gayner	68,902,827	55,335,459	30,478	2,729,889
Rhonda L. Jordan	121,946,030	2,291,988	30,746	2,729,889
Liam J. Kelly	123,564,268	668,035	36,461	2,729,889
Philip A. Okala	123,914,565	315,819	38,380	2,729,889
A. Clayton Perfall	123,671,952	564,516	32,296	2,729,889
Didier Teirlinck	123,719,364	519,722	29,678	2,729,889
Rajiv Vinnakota	121,762,628	2,464,871	41,265	2,729,889
Sharon Wienbar	123,254,059	983,910	30,795	2,729,889

Proposal 2- Ratification of appointment of independent registered accounting firm:

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes regarding this proposal were as follows:

For	Against	Abstain
126,785,645	173,411	39,597

Proposal 3- Advisory vote on the executive compensation of the named executive officers:

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
122,071,786	2,149,104	47,874	2,729,889

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2021

COLFAX CORPORATION

By:	/s/ Bradley J. Tandy
Name:	Bradley J. Tandy
Title:	Senior Vice President, General Counsel and Corporate Secretary